UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Fifteenth Supplemental Indenture, Dated February 1, 2005
Supplemental Indenture, Dated February 1, 2005
Registration Rights Agreement, Dated February 7, 2005

Item 1.01. Entry into a Material Definitive Agreement.

     Indentures

     The Detroit Edison Company (“Detroit Edison”) and J.P. Morgan Trust Company, National Association, as successor trustee, entered into a supplemental indenture dated February 1, 2005 in connection with the issuance by Detroit Edison on February 7, 2005 of $200,000,000 aggregate principal amount of 2005 Series A 4.80% Senior Notes due 2015 and $200,000,000 aggregate principal amount of 2005 Series B 5.45% Senior Notes due 2035 (collectively, the “Notes”). The Notes have not been registered under the Securities Act of 1933 (“Securities Act”) or under the securities laws of any jurisdiction. The Notes are subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

     Interest accrues on the 2005 Series A notes and 2005 Series B notes at 4.80% and 5.45% per annum, respectively. Interest on each series of Notes is payable on February 15 and August 15 of each year, beginning August 15, 2005. Each series of Notes may be redeemed at Detroit Edison’s option, in whole or in part, at any time. The redemption price for each series will be equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed plus 15 basis points in the case of Series A notes and 20 basis points in the case of Series B notes plus, in each case, accrued and unpaid interest to the redemption date. The Notes are secured by corresponding series of Detroit Edison’s general and refunding mortgage bonds 2005 Series A and 2005 Series B (collectively, the “Bonds”). The Bonds were issued pursuant to a supplemental indenture between Detroit Edison and J.P. Morgan Trust Company, National Association, as successor trustee, dated February 1, 2005.

     Registration Rights Agreement

     Detroit Edison entered into a Registration Rights Agreement dated February 7, 2005 with the initial purchasers of the Notes. The Registration Rights Agreement requires Detroit Edison to file and to use its reasonable best efforts to cause to be declared effective by the Securities and Exchange Commission (“SEC”) a registration statement to permit holders to exchange the Notes for new notes that are registered under the Securities Act. The new notes will have identical terms to the Notes, except that the new notes will not have restrictions on transfer or bear additional interest. If Detroit Edison cannot complete the exchange offer by October 5, 2005, and under certain other conditions, Detroit Edison is required to file and to use its reasonable best efforts to cause to be declared effective by the SEC a shelf registration statement covering resales of the Notes. If Detroit Edison is not able to complete the exchange offer or have the shelf registration statement declared effective within a certain period of time, and under certain other conditions, Detroit Edison is required to pay additional interest on the Notes.

     The Supplemental Indentures and the Registration Rights Agreement are filed as exhibits to this Current Report, and the description of each document above is qualified in its entirety by reference to the Supplemental Indentures and the Registration Rights Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

     On February 7, 2005, Detroit Edison issued $200,000,000 aggregate principal amount of 2005 Series A 4.80% Senior Notes due 2015 and $200,000,000 aggregate principal amount of 2005 Series B 5.45% Senior Notes due 2035. Reference is made to the information contained under Item 1.01 in this Current Report for additional information.

Item 9.01. Financial Statements and Exhibits.

     (c)       Exhibits

4.1	Fifteenth Supplemental Indenture, dated as of February 1, 2005, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for 2005 Series A 4.80% Senior Notes due 2015 and 2005 Series B 5.45% Senior Notes due 2035.

4.2	Supplemental Indenture, dated as of February 1, 2005, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds 2005 Series A and 2005 Series B.

4.3	Registration Rights Agreement, dated as of February 7, 2005, among The Detroit Edison Company and the Initial Purchasers named therein.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s and Detroit Edison’s 2003 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005

DTE ENERGY COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

THE DETROIT EDISON COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

Exhibit Index

Exhibit
Number	Description

4.1	Fifteenth Supplemental Indenture, dated as of February 1, 2005, to the Collateral Trust Indenture, dated as of June 30, 1993, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for 2005 Series A 4.80% Senior Notes due 2015 and 2005 Series B 5.45% Senior Notes due 2035.

4.2	Supplemental Indenture, dated as of February 1, 2005, to the Mortgage and Deed of Trust, dated as of October 1, 1924, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as successor trustee, providing for General and Refunding Mortgage Bonds 2005 Series A and 2005 Series B.

4.3	Registration Rights Agreement, dated as of February 7, 2005, among The Detroit Edison Company and the Initial Purchasers named therein.